                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   June 12, 1997
                                                  ------------------------------


                            i2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



   Delaware                               0-28030             75-2294945
--------------------------------------------------------------------------------
(State or other jurisdiction              (Commission         (IRS Employer
 of incorporation)                        File Number)        Identification No.


909 E. Las Colinas Blvd., 16th Floor, Irving,Texas                    75039
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                 -------------------------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM  5.         OTHER EVENTS.

         On May 15, 1997, i2 Technologies, Inc. (the "Registrant") acquired Think Systems Corporation, a New Jersey corporation ("Think"), by statutory merger of a wholly owned subsidiary of the Registrant with and into Think (the "Think Merger"). In connection with the Think Merger, the Registrant entered into an agreement to acquire all of the outstanding capital stock of Think Systems Private Limited, an Indian corporation ("Think India") controlled by the former principal shareholders of Think, in exchange for approximately 36,000 shares of the Registrant's Common Stock. The acquisition of Think India is subject to a number of conditions, including requisite Indian regulatory approval.

         Also on May 15, 1997, the Registrant acquired Optimax Systems Corporation, a Delaware corporation ("Optimax"), by statutory merger of a wholly owned subsidiary of the Registrant with and into Optimax.

         The Registrant is currently undertaking to file Form S-3 registration statements under the Securities Act of 1933 to register a portion of the shares issued in connection with each merger. Additional information regarding each merger is presented in the Registrant's previously filed Current Report on Form 8-K, dated May 15, 1997.

          Each merger was accounted for as a pooling of interests. In accordance with Securities and Exchange Commission requirements, the Registrant is providing supplemental selected financial data, supplemental management's discussion and analysis of financial condition and results of operations and supplemental consolidated financial statements which give retroactive effect to the mergers and include the combined operations of the Registrant, Think, Think India and Optimax for all periods presented. The supplemental consolidated financial statements will become the historical financial statements of the Registrant after financial statements that include the date of consummation of the mergers are issued.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c) Exhibits.

                          No.     Description
                          ---     -------------
                          11.1    Supplemental Statement of Computation of Net Income per Share.

                          23.1    Consent of Ernst & Young LLP.

                          27.1    Supplemental Financial Data Schedule.

                          99.1*   Supplemental Selected Financial Data of the Registrant as of and for
                                  the Years ended December 31, 1992, 1993, 1994, 1995 and 1996.

                          99.2    Supplemental Management's Discussion and Analysis of Financial
                                  Condition and Results of Operations of the Registrant for the Years
                                  ended December 31, 1994, 1995 and 1996.

                          99.3    The following Supplemental Consolidated Financial Statements of the Registrant:
                                                                                                               Page
                                                                                                              ------

                                  1.  Report of Independent Auditors   . . . . . . . . . . . . . . . . . . . . . F-1
                                  2.  Supplemental Consolidated Balance Sheets
                                        as of December 31, 1995 and 1996 . . . . . . . . . . . . . . . . . . . . F-2
                                  3.  Supplemental Consolidated Statements of
                                        Income for the Years Ended December 31,
                                        1994, 1995 and 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . F-3
                                  4.  Supplemental Consolidated Statements of
                                        Stockholders' Equity for the Years Ended
                                        December 31, 1994, 1995 and 1996 . . . . . . . . . . . . . . . . . . . . F-4
                                  5.  Supplemental Consolidated Statements of
                                        Cash Flows for the Years Ended
                                        December 31, 1994, 1995 and 1996 ....  . . . . . . . . . . . . . . . . . F-5
                                  6.  Notes to Supplemental Consolidated Financial
                                        Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-6

                          _________________________
                          *To be filed by amendment.

                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                     i2 TECHNOLOGIES, INC.




Dated:  June 12, 1997                By: /s/ DAVID F. CARY
                                         ---------------------------------------
                                         David F. Cary,
                                         Vice President and
                                         Chief Financial Officer

                                EXHIBIT INDEX


EXHIBIT
NUMBER
-------
11.1    Supplemental Statement of Computation of Net Income per Share.

23.1    Consent of Ernst & Young LLP.

27.1    Supplemental Financial Data Schedule.

99.1* Supplemental Selected Financial Data of the Registrant as of and for the Years ended December 31, 1992, 1993, 1994, 1995 and 1996.

99.2    Supplemental Management's Discussion and Analysis of Financial
        Condition and Results of Operations of the Registrant for the Years ended December 31, 1994, 1995 and 1996.

99.3    The following Supplemental Consolidated Financial Statements of the
        Registrant:
                                                                                     Page
                                                                                     -----

        1.  Report of Independent Auditors   . . . . . . . . . . . . . . . . . . . . . F-1
        2.  Supplemental Consolidated Balance Sheets
              as of December 31, 1995 and 1996 . . . . . . . . . . . . . . . . . . . . F-2
        3.  Supplemental Consolidated Statements of
              Income for the Years Ended December 31,
              1994, 1995 and 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . F-3
        4.  Supplemental Consolidated Statements of
              Stockholders' Equity for the Years Ended
              December 31, 1994, 1995 and 1996 . . . . . . . . . . . . . . . . . . . . F-4
        5.  Supplemental Consolidated Statements of
              Cash Flows for the Years Ended
              December 31, 1994, 1995 and 1996 . . . . . . . . . . . . . . . . . . . . F-5
        6.  Notes to Supplemental Consolidated Financial
              Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-6

_________________________
*To be filed by amendment.